As filed with the Securities and Exchange Commission on August 20, 2014
Registration No. 333- 126822
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	21-0398330 (IRS Employer Identification Number)
1 South Jersey Plaza
Folsom, New Jersey 08037
(609) 561-9000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stephen H. Clark
Chief Financial Officer
South Jersey Gas Company
1 South Jersey Plaza
Folsom, New Jersey 08037
               (609) 561-9000
(Name, address and telephone number of agent for service)

with a copy to:

Richard J. Busis, Esq.
Cozen O’Connor
1900 Market Street
Philadelphia, Pennsylvania 19103
(215) 665-2000

DEREGISTRATION OF SECURITIES
This Post-Effective Amendment relates to the Registration Statement on Form S-3 (Registration No. 333-126822) filed on July 22, 2005, pertaining to Debt Securities of South Jersey Gas Company.
The undersigned Registrant hereby removes and withdraws from registration $115,000,000 of securities registered pursuant to this Registration Statement which remain unsold.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Folsom, State of New Jersey, on August 20, 2014.
SOUTH JERSEY GAS COMPANY

By: /s/ Stephen H. Clark
Name: Stephen H. Clark
Title: Chief Financial Officer

No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance upon Rule 478 under the Securities Act of 1933, as amended.

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